Income Taxes (Tables)	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Schedule of Significant Components of Deferred Tax Assets and Deferred Tax Liabilities	Significant components of the Company’s deferred tax assets and deferred tax liabilities, including valuation allowances, are as follows:

	As of December 31,
($ in thousands)	2021	2020
Deferred tax assets:
Net operating loss	$58,646	$53,515
Capitalized research and development	36,830	32,337
Research credits	16,765	15,056
Stock-based compensation	1,323	2,519
Right of use lease liability	153	177
Accrued expenses	92	57
Other	1	1
Total deferred tax asset	113,810	103,662
Less: valuation allowance	(111,575)	(101,757)
Total net deferred tax asset	2,235	1,905

Deferred tax liabilities:
Basis difference in fixed assets	(2,082)	(1,728)
Right of use lease assets	(153)	(177)
Total deferred tax liability	(2,235)	(1,905)
Total net deferred tax asset/(liability)	$—	$—

Schedule of Effective Income Tax Rate Reconciliation
The reasons for the difference between the actual income tax benefit for the years ended December 31, 2021 and 2020, and the amount computed by applying the statutory Federal income tax rate to losses before income taxes are as follows:

	December 31,
	2021		2020
($ in thousands)	Amount	Rate	Amount	Rate
Income tax benefit at statutory rate	$(5,560)	21.0%	$(13,970)	21.0%
State income taxes, net of federal benefit	(1,706)	6.4%	(1,338)	2.0%
Tax credits	(2,662)	10.1%	(2,625)	3.9%
Other nondeductible expenses	(11,991)	45.3%	90	(0.1)%
Deferred rate changes	8,981	(33.9)%	16	0.0%
Deferred tax true-up(1)	3,120	(11.8)%	(1,736)	2.6%
Change in valuation allowance	9,818	(37.1)%	19,563	(29.4)%
Provision for income taxes	$—	0.0%	$—	0.0%
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(1)The deferred tax true-up for 2021 primarily relates to executive compensation subject to IRC Section 162(m) limitations.